FORUM FUNDS

DAILY ASSETS TREASURY OBLIGATIONS FUND
DAILY ASSETS GOVERNMENT FUND
         (FORMERLY DAILY ASSETS TREASURY FUND)
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
         (FORMERLY DAILY ASSETS GOVERNMENT FUND)
DAILY ASSETS CASH FUND
DAILY ASSETS MUNICIPAL FUND
         (FORMERLY DAILY ASSETS TAX-EXEMPT FUND)

Account Information and
Shareholder Servicing:                        Distributor:
         Forum Shareholder Services, LLC          Forum Financial Services, Inc.
         P.O. Box 446                             Two Portland Square
         Portland, Maine  04112                   Portland, Maine  04101
         (207) 879-0001                           (207) 879-1900
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STATEMENT OF ADDITIONAL INFORMATION
May 27, 1998 as amended June 19, 1998

This Statement of Additional Information supplements the Prospectuses dated May 27, 1998, offering Investor Shares, Institutional Service Shares and Institutional Shares of Daily Assets Treasury Obligations Fund, Daily Assets Government Fund, Daily Assets Government Obligations Fund, Daily Assets Cash Fund and Daily Assets Municipal Fund, five portfolios of the Trust, and should be read only in conjunction with the applicable Prospectus, a copy of which may be obtained by an investor without charge by contacting the Trust's Distributor at the address listed above.

                                TABLE OF CONTENTS
                                                                                             Page
                                                                                             ----
                  1.       General                                                              2
                  2.       Investment Policies                                                  3
                  3.       Investment Limitations                                               8
                  4.       Investment by Financial Institutions                                11
                  5.       Performance Data                                                    12
                  6.       Management                                                          14
                  7.       Determination of Net Asset Value                                    23
                  8.       Portfolio Transactions                                              23
                  9.       Additional Purchase and Redemption Information                      24
                  10.      Taxation                                                            26
                  11.      Other Information                                                   26
                  12.      Financial Statements                                                29
                           Appendix A - Description of Securities Ratings                     A-1
                           Appendix B - Performance Information                               B-1
                           Appendix C - Miscellaneous Tables                                  C-1
                           Appendix D - Additional Advertising Materials                      D-1

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                   1. GENERAL

THE TRUST

The Trust is registered with the SEC as an open-end, management, investment company and was organized as a business trust under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc. Forum Funds, Inc. was incorporated on March 24, 1980 and assumed the name of Forum Funds, Inc. on March 16, 1987. The Board has the authority to issue an unlimited number of shares of beneficial interest of separate series with no par value per share and to create separate classes of shares within each series. The Trust currently offers shares of 23 series. The series of the Trust are as follows:

    Daily Assets Treasury Obligations Fund           Payson Value Fund
    Daily Assets Government Fund                     Payson Balanced Fund.
    Daily Assets Government Obligations Fund         Polaris Global Value Fund
    Daily Assets Cash Fund                           Austin Global Equity Fund
    Daily Assets Municipal Fund                      Oak Hall Equity Fund

    Investors Bond Fund                              Quadra Growth Fund
    TaxSaver Bond Fund                               Quadra Value Equity Fund
    Investors High Grade Bond Fund
    Maine Municipal Bond Fund
    New Hampshire Bond Fund

    Investors Index Fund
    Investors Equity Fund
    Investors Growth Fund
    Small Company Opportunities Fund
    International Fund
    Emerging Markets Fund

DEFINITIONS

As used in this Statement of Additional Information, the following terms shall have the meanings listed:

"FIA" means Forum Investment Advisors, LLC.

"Board" means the Board of Trustees of the Trust.

"Core Trust" means Core Trust (Delaware).

"Core Trust Board" means the Board of Trustees of Core Trust.

"FAdS" means Forum Administrative Services, LLC.

"FSS" means Forum Forum Shareholder Services, LLC

"FFSI" means Forum Financial Services, Inc.

"FAcS" means Forum Accounting Services, LLC.

"Fund" means Daily Assets Treasury Obligations Fund, Daily Assets Government Fund, Daily Assets Government Obligations Fund, Daily Assets Cash Fund or Daily Assets Municipal Fund.

"Fund Business Day" has the meaning ascribed thereto in the current Prospectus of the Funds.

"NRSRO" means a nationally recognized statistical rating organization.

"Portfolio" means Treasury Cash Portfolio, Government Portfolio, Government Cash Portfolio, Cash Portfolio or Municipal Cash Portfolio, each a portfolio of Core Trust.

"SAI" means this Statement of Additional Information.

"SEC" means the U.S. Securities and Exchange Commission.

"Treasury Securities" has the meaning ascribed thereto by the current Prospectus of the Funds.

"Trust" means Forum Funds.

"U.S. Government Securities" has the meaning ascribed thereto by the current Prospectus of the Funds.

"1940 Act" means the Investment Company Act of 1940, as amended.

                             2. INVESTMENT POLICIES

Each Fund currently seeks to achieve its investment objective by investing all of its investable assets in its corresponding Portfolio. The corresponding Portfolios of each Fund are:

      Fund                                            Portfolio
      ----                                            ---------
      Daily Assets Treasury Obligations Fund          Treasury Cash Portfolio
      Daily Assets Government Fund                    Government Portfolio
      Daily Assets Government Obligations Fund        Government Cash Portfolio
      Daily Assets Cash Fund                          Cash Portfolio
      Daily Assets Municipal Fund                     Municipal Cash Portfolio

Each Fund has an investment policy that allows it to invest all of its investable assets in its corresponding Portfolio. All other investment policies of each Fund and its corresponding Portfolio are identical. Therefore, although this and the following sections provide supplemental information regarding the investment policies of the Portfolios (and the responsibilities of the Core Trust Board), they apply equally to the investment policies of the Funds (and the responsibilities of the Board). Information with respect to Daily Assets Government Fund for periods prior to December 5, 1995 (for instance, investment advisory fees paid), the date that Fund began investing in Treasury Portfolio, reflects information with respect to the Fund and the Fund's direct investment in securities.

Debt securities with longer maturities tend to produce higher yields and are generally subject to greater price movements than obligations with shorter maturities. An increase in interest rates will generally reduce the market value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments.

Each Portfolio invests at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7 under the 1940
Act).

Government Cash Portfolio and Cash Portfolio currently are prohibited from purchasing any security issued by the Federal Home Loan Mortgage Corporation. This does not prohibit the Portfolios from entering into repurchase agreements collateralized with securities issued by the Federal Home Loan Mortgage Corporation.

Except for U.S. Government Securities and to the limited extent otherwise permitted by Rule 2a-7 under the 1940 Act, the Portfolios may not invest more than five percent of their total assets in (i) the securities of any one issuer or (ii) securities that are rated (or are issued by an issuer with comparable outstanding short-term debt that is rated) in the second highest rating category or are unrated and determined by an Adviser to be of comparable quality.

RATINGS AS INVESTMENT CRITERIA

Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and other NRSROs are private services that provide ratings of the credit quality of debt obligations. A description of the higher quality ratings assigned to debt securities by several NRSROs is included in Appendix A to this SAI. The Portfolios use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, interest rate and rating may have different market prices. Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced. FIA , and in certain cases the Core Trust Board, will consider such an event in determining whether the Portfolio should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to developments and events, so that an issuer's current financial condition may be better or worse than the rating indicates.

ADJUSTABLE RATE MORTGAGE/ASSET  BACKED SECURITIES

The Portfolios may purchase adjustable rate mortgage backed or other asset backed securities that are U.S. Government Securities. Treasury Cash Portfolio may purchase mortgage backed or asset backed securities that are U.S. Treasury Securities. These types of securities directly or indirectly represent a participation in, or are secured by and payable from, adjustable rate mortgages or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities. Some adjustable rate securities (or the underlying loans) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

Adjustable rate mortgage backed securities ("MBSs") are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. MBSs represent interests in pools of mortgages made by lenders such as commercial banks, savings associations, mortgage bankers and mortgage brokers and may be issued by governmental or government-related entities or by non-governmental entities such as commercial banks, savings associations, mortgage bankers and other secondary market issuers.

MBSs differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates in that MBSs provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of MBSs are caused by prepayments resulting from the sale of the underlying property or the refinancing or foreclosure of the underlying mortgage loans. Such prepayments may significantly shorten the effective maturities of MBSs, and occur more often during periods of declining interest rates.

Although the rate adjustment feature of MBSs may act as a buffer to reduce sharp changes in the value of MBSs, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on MBSs may lag behind changes in prevailing market interest rates. Also, some MBSs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security.

During periods of declining interest rates, income to the Portfolios derived from mortgages which are not prepaid will decrease as the coupon rate resets along with the decline in interest rates in contrast to the income on fixed-rate mortgages, which will remain constant. At times, some of the MBSs in which the Portfolios will invest will have higher-than-market interest rates, and will therefore be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Portfolios to suffer a loss equal to the unamortized premium, if any.

During periods of rising interest rates, changes in the coupon rates of the mortgages underlying the Portfolios' investments may lag behind changes in market interest rates. This may result in a slightly lower value until the coupons reset to market rates. Many MBSs in the Portfolios' portfolios will have "caps" that limit the maximum amount by which the interest rate paid by the borrower may change at each reset date or over the life of the loan and fluctuation in interest rates above these levels could cause these securities to "cap out" and to behave more like fixed-rate debt securities.

The Portfolios may purchase collateralized mortgage obligations ("CMOs"), which are collateralized by MBSs or by pools of conventional mortgages. CMOs are typically structured with a number of classes or series that have different maturities and are generally retired in sequence. Each class of bonds receives periodic interest payments according to the coupon rate on the bonds. However, all monthly principal payments and any prepayments from the collateral pool are paid first to the "Class 1" bondholders. The principal payments are such that the Class 1 bonds will be completely repaid no later than, for example, five years after the offering date. Thereafter, all payments of principal are allocated to the next most senior class of bonds until that class of bonds has been fully repaid. Although full payoff of each class of bonds is contractually required by a certain date, any or all classes of bonds may be paid off sooner than expected because of an acceleration in pre-payments of the obligations comprising the collateral pool.

Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors make government and government-related pass-through pools highly liquid.

Governmental or private entities may create new types of MBSs in response to changes in the market or changes in government regulation of such securities. As new types of these securities are developed and offered to investors, the FAI may, consistent with the investment objective and policies of a Portfolio, consider making investments in such new types of securities.

SMALL BUSINESS ADMINISTRATION SECURITIES. Government Cash Portfolio and Cash Portfolio may purchase securities issued by the Small Business Administration ("SBA"). SBA securities are variable rate securities that carry the full faith and credit of the United States Government, and generally have an interest rate that resets monthly or quarterly based on a spread to the Prime rate. SBA securities generally have maturities at issue of up to 30 years. No Portfolio may purchase an SBA security if, immediately after the purchase, (i) the Portfolio would have more than 15% of its net assets invested in SBA securities or (ii) either the unamortized premium or unaccreted discount on SBA securities held by the Portfolio divided by the sum of the premium or discount securities' par amount, respectively, would exceed 2.5% (0.025).

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES

Each Portfolio may purchase securities on a when-issued or delayed delivery basis. In those cases, the purchase price and the interest rate payable on the securities are fixed on the transaction date and delivery and payment may take place a month or more after the date of the transaction. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Portfolio will record the transactions as a purchase and thereafter reflect the value each day of such securities in determining its net asset value. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Failure of an issuer to deliver the security may result in the Portfolio incurring a loss or missing an opportunity to make an alternative investment. When a Portfolio agrees to purchase a security on a when-issued or delayed delivery basis, its custodian will set aside and maintain in a segregated account cash, U.S. Government Securities or other liquid assets with a market value at all times at least equal to the amount of its commitment.

Core Trust's custodian will set aside and maintain in a segregated account cash and securities with a market value at all times equal to the amount of each Portfolio's forward commitment obligations.

ILLIQUID SECURITIES

Each Portfolio may invest up to 10% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means repurchase agreements not entitling the holder to payment of principal within seven days and securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

The Core Trust Board has ultimate responsibility for determining whether specific securities are liquid or illiquid. The Core Trust Board has delegated the function of making day-to-day determinations of liquidity to the FAI and, with respect to certain types of restricted securities which may be deemed to be liquid, has adopted guidelines to be followed by the FAI. FAI takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer; (5) whether the security is registered; and (6) if the security is not traded in the United States, whether it can be freely traded in a liquid foreign securities market. FAI monitors the liquidity of the securities in each Portfolio's portfolio and report periodically to the Core Trust Board.

Certificates of deposit and other fixed time deposits that carry an early withdrawal penalty or mature in greater than seven days are treated by the Portfolio as illiquid securities if there is no readily available market for the instrument.

REPURCHASE AGREEMENTS AND SECURITIES LENDING

In order to obtain additional income, the Portfolios may from time to time lend securities from their portfolio to brokers, dealers and financial institutions. Securities loans must be callable at any time and must be continuously secured by collateral from the borrower in the form of cash or U.S. Government Securities. The Portfolios receive fees in respect of securities loans from the borrower or interest from investing the cash collateral. The Portfolios may pay fees to arrange the loans. The Portfolios may not lend portfolio securities in an amount greater than 33 1/3% of the value of their total assets.

In connection with entering into repurchase agreements and securities loans, the Portfolios require continual maintenance by Core Trust's custodian of the market value of the underlying collateral in amounts equal to, or in excess of, the repurchase price plus the transaction costs (including loss of interest) that the Portfolios could expect to incur upon liquidation of the collateral if the counterparty defaults. The Portfolios' use of securities lending entails certain risks not associated with direct investments in securities. For instance, in the event that bankruptcy or similar proceedings were commenced against a counterparty in these transactions or a counterparty defaulted on its obligations, a Portfolio might suffer a loss. Failure by the other party to deliver a security purchased by a Portfolio may result in a missed opportunity to make an alternative investment. FAI monitors the creditworthiness of counterparties to these transactions under the Core Trust Board's general supervision and pursuant to specific Core Trust Board adopted procedures and intend to enter into these transactions only when they believe the counterparties present minimal credit risks and the income to be earned from the transaction justifies the attendant risks.

VARIABLE AND FLOATING RATE SECURITIES

The yield of variable and floating rate securities varies in relation to changes in specific money market rates, such as the Prime Rate. A "variable" interest rate adjusts at predetermined intervals (for example, daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes. These changes are reflected in adjustments to the yields of the variable and floating rate securities, and different securities may have different adjustment rates. Accordingly, as interest rates increase or decrease, the capital appreciation or depreciation may be less on these obligations than for fixed rate obligations. To the extent that the Portfolios invest in long-term variable or floating rate securities, FAI believes that the Portfolios may be able to take advantage of the higher yield that is usually paid on long-term securities.

Cash Portfolio also may purchase variable and floating rate master notes of corporations, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay their outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

INVESTMENT COMPANY SECURITIES

In connection with managing their cash position, the Portfolios may invest in the securities of other investment companies that are money market funds within the limits proscribed by the 1940 Act. Under normal circumstances, each Portfolio may invest up to 15% of its assets in money market funds. The Portfolio only invests in money market funds when it has excess cash and FAI believes that the investment is in the best interest of the Portfolio. In addition to the Portfolio's expenses (including the various fees), as a shareholder in another investment company, the Portfolio bears its pro rata portion of the other investment company's expenses (including fees). Those expenses are not part of the Portfolio's (or Fund's) expense ratio, but rather are reflected in the yield of the investment in the money market fund.

ZERO-COUPON SECURITIES

Government Portfolio may invest in zero-coupon securities such as Treasury bills and separately traded principal and interest components of Treasury Securities issued or guaranteed under the U.S. Treasury's Separate Trading of Registered
Interest and Principal of Securities ("STRIPS") program. These securities are sold at original issue discount and pay no interest to holders prior to maturity. Because of this, zero-coupon securities may be subject to greater fluctuation of market value than the other securities in which the Portfolios may invest. All zero-coupon securities in which the Portfolio invests will have a maturity of less than 13 months.

The Portfolio (and thus the Fund) must include a portion of the original issue discount of zero-coupon securities, if any, as income even though these securities do not pay any interest until maturity. Because the Fund distributes all of its net investment income, the Fund may have to sell portfolio securities to distribute imputed income, which may occur at a time when FAI would not have chosen to sell such securities and which may result in a taxable gain or loss.

                            3. INVESTMENT LIMITATIONS

Fundamental investment limitations of a Fund or of a Portfolio cannot be changed without the affirmative vote of the lesser of (i) more than 50% of the outstanding interests of the respective Fund or Portfolio or (ii) 67% of the shares of the Fund or Portfolio present or represented at a shareholders or interestholders meeting at which the holders of more than 50% of the outstanding interests of the Fund or Portfolio are present or represented.

Except as required by the 1940 Act, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of a Portfolio's assets, the change in status of a security or purchases and redemptions of shares will not be considered a violation of the limitation.

Each Fund has adopted the same fundamental and nonfundamental investment limitations as its corresponding Portfolio. In addition, the Portfolios and the Funds have adopted a fundamental policy which provides that, notwithstanding any other investment policy or restriction (whether fundamental), the Portfolio or Fund, as applicable, may invest all of its assets in the securities of a single pooled investment fund having substantially the same investment objectives, policies and restrictions as the Fund or Portfolio, as applicable.

GOVERNMENT PORTFOLIO

Government   Portfolio   has  adopted  the  following   fundamental   investment
limitations which are in addition to those contained in the Prospectus of Daily Assets Government Fund. The Portfolio may not:

(1) DIVERSIFICATION. With respect to 75% of its assets, purchase securities, other than U.S. Government Securities, of any one issuer if more than 5% of the value of the Portfolio's total assets would at the time of purchase be invested in any one issuer.

(2) CONCENTRATION. Purchase securities, other than U.S. Government Securities, if more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers conducting their principal business activity in the same industry, provided that consumer finance companies and industrial finance companies are considered to be separate industries and that there is no limit on the purchase of the securities of domestic commercial banks.

(3) UNDERWRITING. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Portfolio may be deemed to be an underwriter for purposes of the Securities Act of 1933.

(4) REAL ESTATE. Purchase or sell real estate or any interest therein (including limited partnership interests), except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) COMMODITIES. Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

(6) BORROWING. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests). Total borrowings may not exceed 33 1/3% of the Portfolio's total assets and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Portfolio's total assets. Outstanding borrowings in excess of 5% of the value of the Portfolio's total assets must be repaid before any subsequent investments are made by the Portfolio.

(7) SENIOR SECURITIES. Issue senior securities except pursuant to Section 18 of the 1940 Act and except that the Portfolio may borrow money subject to investment limitations specified in the Portfolio's Prospectus.

(8) LENDING. Make loans, except that the Portfolio may (i) purchase debt securities which are otherwise permissible investments, (ii) enter into repurchase agreements and (iii) lend portfolio securities, but not in an amount greater than 33 1/3% of the value of the Portfolio's total assets.

(9) PLEDGING. Pledge, mortgage or hypothecate its assets, except to secure permitted indebtedness. Collateralized loans of securities are not deemed to be pledges or hypothecations for this purpose.

(10)     OPTIONS. Write put and call options.

(11) INVESTING FOR CONTROL. Invest for the purpose of exercising control over any person.

(12)     RESTRICTED SECURITIES.  Purchase restricted securities.

Government  Portfolio  has  adopted  the  following  nonfundamental   investment
limitations that may be changed by the Core Trust Board without shareholder approval. The Portfolio may not:

(a) DIVERSIFICATION. With respect to 100% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, unless the investment is permitted by Rule 2a-7 under the 1940 Act.

(b) SECURITIES WITH VOTING RIGHTS. Purchase securities having voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

(c) MARGIN; SHORT SALES. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(d) LIQUIDITY. Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

For purposes of limitation (2): (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

TREASURY CASH PORTFOLIO, GOVERNMENT CASH PORTFOLIO, CASH PORTFOLIO AND MUNICIPAL CASH PORTFOLIO

Treasury Cash Portfolio, Government Cash Portfolio, Cash Portfolio and Municipal Cash Portfolio have adopted the following fundamental investment limitations which are in addition to those contained in the Prospectuses offering Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund, Daily Assets Cash Fund and Daily Assets Municipal Fund. No Portfolio may:

(1) DIVERSIFICATION. With respect to 75% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer.

(2) CONCENTRATION. Purchase securities if, immediately after the purchase, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry; provided, however, that there is no limit on investments in U.S. Government Securities.

(3) UNDERWRITING. Underwrite securities of other issuers, except to the extent that the Portfolio may be considered to be acting as an underwriter in connection with the disposition of portfolio securities.

(4) REAL ESTATE. Purchase or sell real estate or any interest therein, except that the Portfolio may invest in debt obligations secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

(5) COMMODITIES. Purchase or sell physical commodities or contracts relating to physical commodities, provided that currencies and currency-related contracts will not be deemed to be physical commodities.

(6) BORROWING. Borrow money, except for temporary or emergency purposes (including the meeting of redemption requests) and except for entering into reverse repurchase agreements, provided that borrowings do not exceed 33 1/3% of the value of the Portfolio's total assets.

(7) SENIOR SECURITIES. Issue senior securities except as appropriate to evidence indebtedness that the Portfolio is permitted to incur, and provided that the Portfolio may issue shares of additional series or classes that the Trustees may establish.

(8) LENDING. Make loans except for loans of portfolio securities, through the use of repurchase agreements, and through the purchase of debt securities that are otherwise permitted investments.

(9) THRIFT INVESTOR LIMITATIONS. With respect to Government Cash Portfolio, purchase or hold any security that (i) a Federally chartered savings association may not invest in, sell, redeem, hold or otherwise deal pursuant to law or regulation, without limit as to percentage of the association's assets and (ii) pursuant to 12 C.F.R. Section 566.1 would cause shares of the Portfolio not to be deemed to be short term liquid assets when owned by Federally chartered savings associations.

Treasury Cash Portfolio, Government Cash Portfolio, Cash Portfolio and Municipal Cash Portfolio have adopted the following nonfundamental investment limitations that may be changed by the Core Trust Board without shareholder approval. Each Portfolio may not:

(a) DIVERSIFICATION. With respect to 100% of its assets, purchase a security other than a U.S. Government Security if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of a single issuer, unless the investment is permitted by Rule 2a-7 under the 1940 Act.

(b) BORROWING. Purchase securities for investment while any borrowing equaling 5% or more of the Portfolio's total assets is outstanding; and if at any time the Portfolio's borrowings exceed the Portfolio's investment limitations due to a decline in net assets, such borrowings will be promptly (within three days) reduced to the extent necessary to comply with the limitations. Borrowing for purposes other than meeting redemption requests will not exceed 5% of the value of the Portfolio's total assets.

(c) SECURITIES WITH VOTING RIGHTS. Purchase securities that have voting rights, except the Portfolio may invest in securities of other investment companies to the extent permitted by the 1940 Act.

(d) MARGIN; SHORT SALES. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

(e) LIQUIDITY. Acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 10% of the Portfolio's net assets (taken at current value) would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

For purposes of limitation (2): (i) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower; (ii) utility companies are divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (iii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

                    4. INVESTMENTS BY FINANCIAL INSTITUTIONS

INVESTMENT BY SHAREHOLDERS THAT ARE BANKS - DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

Government Cash Portfolio invests only in instruments which, if held directly by a bank or bank holding company organized under the laws of the United States or any state thereof, would be assigned to a risk-weight category of no more than 20% under the current risk based capital guidelines adopted by the Federal bank regulators (the "Guidelines"). In the event that the Guidelines are revised, the Portfolio's portfolio will be modified accordingly, including by disposing of portfolio securities or other instruments that no longer qualify under the Guidelines. In addition, the Portfolio does not intend to hold in its portfolio any securities or instruments that would be subject to restriction as to amount held by a National bank under Title 12, Section 24 (Seventh) of the United States Code. If the Portfolio's portfolio includes any instruments that would be subject to a restriction as to amount held by a National bank, investment in the Portfolio may be limited.

The Guidelines provide that shares of an investment fund are generally assigned to the risk-weight category applicable to the highest risk-weighted security or instrument that the fund is permitted to hold. Accordingly, Portfolio shares should qualify for a 20% risk weighting under the Guidelines. The Guidelines also provide that, in the case of an investment fund whose shares should qualify for a risk weighting below 100% due to limitations on the assets which it is permitted to hold, bank examiners may review the treatment of the shares to ensure that they have been assigned an appropriate risk-weight. In this connection, the Guidelines provide that, regardless of the composition of an investment fund's assets, shares of a fund may be assigned to the 100% risk-weight category if it is determined that the fund engages in activities that appear to be speculative in nature or has any other characteristics that are inconsistent with a lower risk weighting. FIA has no reason to believe that such a determination would be made with respect to the Portfolio. Their are various subjective criteria for making this determination and, therefore, it is not possible to provide any assurance as to how Portfolio shares will be evaluated by bank examiners.

Before acquiring Fund shares, prospective investors that are banks or bank holding companies, particularly those that are organized under the laws of any country other than the United States or of any state, territory or other political subdivision of the United States, and prospective investors that are U.S. branches and agencies of foreign banks or Edge Corporations, should consult all applicable laws, regulations and policies, as well as appropriate regulatory bodies, to confirm that an investment in Fund Shares is permissible and in compliance with any applicable investment or other limits.

Fund shares held by National banks are generally required to be revalued periodically and reported at the lower of cost or market value. Such shares may also be subject to special regulatory reporting, accounting and tax treatment. In addition, a bank may be required to obtain specific approval from its board of directors before acquiring Fund shares, and thereafter may be required to review its investment in a Fund for the purpose of verifying compliance with applicable Federal banking laws, regulations and policies.

National banks generally must review their holdings of shares of a Fund at least quarterly to ensure compliance with established bank policies and legal requirements. Upon request, the Portfolios will make available to the Funds investors information relating to the size and composition of their portfolio for the purpose of providing Fund shareholders with this information.

INVESTMENT BY SHAREHOLDERS THAT ARE CREDIT UNIONS - DAILY ASSETS TREASURY OBLIGATIONS FUND AND DAILY ASSETS GOVERNMENT OBLIGATIONS FUND

Treasury Cash Portfolio and Government Cash Portfolio limit their investments to investments that are legally permissible for Federally chartered credit unions under applicable provisions of the Federal Credit Union Act (including 12 U.S.C.
Section 1757(7), (8) and (15)) and the applicable rules and regulations of the National Credit Union Administration (including 12 C.F.R. Part 703, Investment and Deposit Activities), as such statutes and rules and regulations may be amended. The Portfolios limit their investments to U.S. Government Securities (including Treasury STRIPS) and repurchase agreements fully collateralized by U.S. Government Securities. Certain U.S. Government Securities owned by a Portfolio may be mortgage or asset backed, but, except to reduce interest rate risk, no such security will be (i) a stripped mortgage backed security ("SMBS"),
(ii) a collateralized mortgage obligation ("CMO") or real estate mortgage investment conduit ("REMIC") that meets any of the tests outlined in 12 C.F.R.
Section 703.5(g) or (iii) a residual interest in a CMO or REMIC. In order to reduce interest rate risk, the Portfolios may purchase a SMBS, CMO, REMIC or residual interest in a CMO or REMIC but only in accordance with 12 C.F.R.
Section 703.5(i). Treasury Cash Portfolio and Government Cash Portfolio have no current intention to make any such investment. The Portfolios also may invest in reverse repurchase agreements in accordance with 12 C.F.R. 703.4(e) to the extent otherwise permitted herein and in the Prospectus.

INVESTMENTS BY SHAREHOLDERS THAT ARE SAVINGS ASSOCIATIONS - DAILY ASSETS TREASURY OBLIGATIONS FUND AND DAILY ASSETS GOVERNMENT OBLIGATIONS PORTFOLIO

Treasury Cash Portfolio and Government Cash Portfolio limit their investments to investments that are legally permissible for Federally chartered savings associations without limit as to percentage under applicable provisions of the Home Owners' Loan Act (including 12 U.S.C. Section 1464) and the applicable rules and regulations of the Office of Thrift Supervision, as such statutes and rules and regulations may be amended. In addition, the Portfolios limit their investments to investments that are permissible for an open-end investment company to hold and would permit shares of the investment company to qualify as liquid assets under 12 C.F.R. Section 566.1(g) and as short-term liquid assets under 12 C.F.R. Section 566.1(h). These policies may be amended only by approval of a Portfolio's interestholders or Fund's shareholders, as applicable.

                               5. PERFORMANCE DATA

For a listing of certain performance data as of August 31, 1997, see Appendix B.

YIELD INFORMATION

Each Fund may provide current annualized and effective annualized yield quotations for each class based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by a Fund is historical and is not intended to indicate future returns.

In performance advertising the Funds may compare any of their performance information with data published by independent evaluators such as Morningstar, Lipper Analytical Services, Inc., IBC Financial Data, Inc. or CDA/Wiesenberger or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare any of their performance information with the performance of recognized stock, bond and other indices. The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of a Fund and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

Any current yield quotation of a class of a Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven-calendar-day period and shall be calculated by dividing the net change during the seven-day period in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period, and multiplying the quotient by 365/7. For this purpose, the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective annualized yield quotation used by a Fund shall be calculated by compounding the current yield quotation for such period by adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

Although published yield information is useful to investors in reviewing a class' performance, investors should be aware that each Fund's yield fluctuates from day to day and that the class' yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Fund's shares. Also, Participating Organizations (as that term is used in the Prospectus) may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the class' net yield to those shareholders. The yields of a class are not fixed or guaranteed, and an investment in the Fund is not insured or guaranteed. Accordingly, yield information may not necessarily be used to compare shares of the Fund with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. Also, it may not be appropriate directly to compare a Fund's yield information to similar information of investment alternatives which are insured or guaranteed.

Income calculated for the purpose of determining a class' yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a class may differ from the rate of distribution the class paid over the same period or the rate of income reported in the Fund's financial statements.

OTHER PERFORMANCE AND SALES LITERATURE MATTERS

Total returns quoted in sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions. Average annual returns generally are calculated by determining the growth or decline in value of a hypothetical historical investment in a Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the performance is not constant over time but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Funds.

Average annual total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods according to the following formula:

         P(1+T)n = ERV

         Where:
                  P = a  hypothetical  initial  payment  of  $1,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 payment made at the beginning of the applicable period.

OTHER ADVERTISING MATTERS

The Funds may advertise other forms of performance. For example, average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Any performance information may be presented numerically or in a table, graph or similar illustration.

A Fund may also include various information in its advertisements. Information included in the Fund's advertisements may include, but is not limited to: (i) the Fund's (or the Fund's corresponding Portfolios) portfolio holdings and portfolio allocation as of certain dates, such as portfolio diversification by instrument type, by instrument or by maturity, (ii) descriptions of the portfolio managers of the Fund or the Fund's corresponding Portfolio and the portfolio management staff of FIA or summaries of the views of the portfolio managers with respect to the financial markets, (iii) the results of a hypothetical investment in a Fund over a given number of years, including the amount that the investment would be at the end of the period, (iv) the effects of earning Federally and, if applicable, state tax-exempt income from the Fund or investing in a tax-deferred account, such as an individual retirement account and (v) the net asset value, net assets or number of shareholders of a Fund as of one or more dates.

In connection with its advertisements a Fund may provide "shareholders' letters" which serve to provide shareholders or investors an introduction into the Fund's, the Portfolio's, the Trust's, the Core Trust's or any of the Trust's or the Core Trust's service providers' policies or business practices.

Appendix D contains further information on matters that may be advertised.

                                  6. MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST

The trustees and officers of the Trust and their principal occupations during the past five years are set forth below. Each Trustee who is an "interested person" (as defined by the 1940 Act) of the Trust is indicated by an asterisk.

John Y. Keffer,* Chairman and President (age 55)

         President, Forum Financial Group, LLC (mutual fund services company holding company). Mr. Keffer is also a director and/or officer of various registered investment companies for which the various Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Costas Azariadis, Trustee (age 55)

          Professor of Economics, University of California, Los Angeles, since July 1992. Prior thereto, Dr. Azariadis was Professor of Economics at
          the  University  of   Pennsylvania.   His  address  is

          Department of Economics, University of California, Los Angeles, 405 Hilgard Avenue, Los Angeles, California 90024.

James C. Cheng, Trustee (age 55)

          President of Technology Marketing Associates (a marketing consulting company) since September 1991. Prior thereto, Mr. Cheng was President and Chief Executive Officer of Network Dynamics, Incorporated (a software development company). His address is 27 Temple Street, Belmont, Massachusetts 02178.

J. Michael Parish, Trustee (age 54)

          Partner at the law firm of Winthrop Stimson Putnam & Roberts since 1989. Prior thereto, he was a partner at LeBoeuf, Lamb, Leiby & MacRae, a law firm of which he was a member from 1974 to 1989. His address is 40 Wall Street, New York, New York 10005.


Mark D. Kaplan, Vice President (age 42)

          Director, Investments, Forum Financial Group, LLC with which he has been associated since September 1995. Prior thereto, Mr. Kaplan was Managing Director and Director of Research at H.M. Payson & Co. His address is Two Portland Square, Portland, Maine 04101.

Stacey Hong, Treasurer (age 32)

          Director, Fund Accounting, Forum Financial Group, LLC, with which he has been associated since April 1992. Prior thereto, Mr. Hong was as Senior Accountant with Ernst and Young. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy,  Secretary (age 46)

          Senior Counsel, Forum Financial Group, LLC, with which he has been associated since 1994. Prior thereto, Mr. Berueffy was on the staff of the U.S. Securities and Exchange Commission for seven years, first in the appellate branch of the Office of the General Counsel, then as a counsel to Commissioner Grundfest and finally as a senior special counsel in the Division of Investment Management. Mr. Berueffy also serves as an officer of other registered investment companies for which the Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Leslie K. Klenk, Assistant Secretary (age 33)

          Assistant Counsel, Forum Financial Group, LLC, with which she has been associated since April 1998. Prior thereto, Ms. Klenk was Vice President and Associate General Counsel at Smith Barney Inc. . Her address is Two Portland Square, Portland, Maine 04101.

Pamela Stutch, Assistant Secretary (age 30)

          Fund Administrator, Forum Financial Group, LLC, with which she has been associated since May 1998. Prior thereto, Ms. Stutch attended Temple University School of Law and graduated in 1997. Ms. Stutch was as a legal intern for the Maine Department of the Attorney General.

TRUSTEES AND OFFICERS OF CORE TRUST

The Trustees and officers of Core Trust and their principal occupations during the past five years are set forth below. Each of the Trustees of the Trust is also a Trustee of Core Trust and several officers of the Trust serve as officers of Core Trust . Each Trustee who is an "interested person" (as defined by the 1940 Act) of Core Trust is indicated by an asterisk. Accordingly, for background information pertaining to the Trustees and these officers, see "Trustees and Officers of the Trust" above.

John Y. Keffer,* Chairman and President.

Costas Azariadis, Trustee.

James C. Cheng, Trustee.

J. Michael Parish, Trustee.

Thomas G. Sheehan, Vice President (age 44)

          Director, Relationship Management, Forum Financial Group, LLC, with which he has been associated since October, 1993. Prior thereto, Mr. Sheehan was a Special Counsel in the Division of Investment Management of the U.S. Securities and Exchange Commission in Washington, D.C. His address is Two Portland Square, Portland, Maine 04101.

Stacey Hong, Treasurer

Pamela J. Wheaton, Assistant Treasurer (age 38)

          Manager, Tax and Compliance, Forum Financial Group, LLC, with which she has been associated since 1989. Ms. Wheaton is also an officer of other registered investment companies for which the Forum Financial Group of Companies provides services. Her address is Two Portland Square, Portland, Maine 04101.

 David I. Goldstein, Vice President and Secretary (age 37)

          General Counsel, Forum Financial Group, LLC, with which he has been associated since 1991. Mr. Goldstein also serves as an officer of other registered investment companies for which the Forum Financial Group of Companies provides services. His address is Two Portland Square, Portland, Maine 04101.

Max Berueffy, Vice President and Assistant Secretary

Leslie K. Klenk, Assistant Secretary.

Pam Stutch, Assistant Secretary

TRUSTEE COMPENSATION

THE TRUST. Each Trustee of the Trust (other than John Y. Keffer, who is an interested person of the Trust) is paid $1,000 for each Board meeting attended (whether in person or by electronic communication) and $1,000 for each committee meeting attended on a date when a Board meeting is not held. As of March 31, 1997, in addition to the $1,000 for each Board meeting attended, each Trustee is paid $100 per active portfolio of the Trust. To the extent a meeting relates to only certain portfolios of the Trust, Trustees are paid the $100 fee only with respect to those portfolios. Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Board. No officer of the Trust is compensated by the Trust.

The following table provides the aggregate compensation paid to each Trustee. The Trust has not adopted any form of retirement plan covering Trustees or officers. Information is presented for the six months ended February 28, 1998.

                                                  Accrued           Annual
                                Aggregate         Pension        Benefits Upon        Total
         Trustee              Compensation       Benefits         Retirement      Compensation
         -------              ------------       --------         ----------      ------------
         Mr. Keffer               None             None              None             None
         Mr. Azariadis           $5,219            None              None            $5,219
         Mr. Cheng               $5,219            None              None            $5,219
         Mr. Parish              $5,219            None              None            $5,219

CORE TRUST. Each of the Trustees of the Trust is also a Trustee of Core Trust. Each Trustee of Core Trust is paid $1,000 for each meeting of the Core Trust Board attended (whether in person or by electronic communication) plus $100 for each active portfolio of Core Trust and is paid $1000 for each committee meeting attended on a date when the Core Trust Board meeting is not held. As of August 31, 1997, there were fifteen active portfolios of Core Trust (including certain of the Portfolios). Trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Core Trust Board. No officer of Core Trust is compensated or reimbursed for expenses by Core Trust. Since commencement of the Trust's operations, Mr. Keffer has not accepted any fees for his services as Trustee.

The following table provides the aggregate compensation paid to each trustee of Core Trust for the six months ended February 28, 1998. Core Trust has not adopted any form of retirement plan covering trustees or officers of Core Trust.

                                                  Accrued           Annual
                                Aggregate         Pension        Benefits Upon        Total
         Trustee              Compensation       Benefits         Retirement      Compensation
         -------              ------------       --------         ----------      ------------
         Mr. Keffer               None             None              None             None
         Mr. Azariadis           $1,044            None              None            $1,044
         Mr. Parish              $1,044            None              None            $1,044
         Mr. Cheng               $1,044            None              None            $1,044

Each Trustee of Core Trust (other than John Y. Keffer, who is an interested person of Core Trust) is paid $1,000 for each Core Trust Board meeting attended (whether in person or by electronic communication) plus $100 per active portfolio of Core Trust and is paid $1,000 for each committee meeting attended on a date when a Core Trust Board meeting is not held. To the extent a meeting relates to only certain portfolios of Core Trust, trustees are paid the $100 fee only with respect to those portfolios. Core Trust trustees are also reimbursed for travel and related expenses incurred in attending meetings of the Core Trust Board

INVESTMENT ADVISERS

FIA furnishes to the Portfolios at its own expense all services, facilities and personnel necessary in connection with managing the Portfolios' investments and effecting portfolio transactions for the Portfolios, pursuant to an investment advisory agreement between FIA and Core Trust (an "Advisory Agreement"). The Advisory Agreement provides, with respect to each Portfolio, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the Advisory Agreement is specifically approved at least annually by the Core Trust Board or by vote of the interestholders of the Portfolios, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

Prior to January 2, 1998, Linden Asset Management, Inc. ("Linden") served as investment adviser to Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio, and Forum Advisors, Inc. served as investment adviser to Government Portfolio. Linden and Forum Advisors, Inc. also acted as investment subadvisors to each Portfolio that they did not manage on a daily basis. On January 2, 1998, Forum Advisors, Inc. acquired Linden and reorganized into a new company named Forum Investment Advisors, LLC. These transactions have not effected any change in advisory staff, portfolio managers, or advisory fees, or any other material change.

Table 1 in Appendix C shows the dollar amount of fees paid under the investment advisory agreements between Core Trust and Linden and between Core Trust and Forum Advisors, Inc., as applicable, with respect to each Portfolio or, prior to Daily Assets Government Fund investing in Government Portfolio, the dollar amount of fees paid under the Investment Advisory Agreement between the Trust and Forum Advisors, Inc. with respect to the Fund. This information is provided for the past three years (or shorter time a Fund or Portfolio has been operational).

The Advisory Agreement is terminable without penalty by Core Trust with respect to the Portfolio on 60 days' written notice when authorized either by vote of the Portfolio's interestholders or by a vote of a majority of the Core Trust Board, or by FIA on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement also provides that, with respect to a Portfolio, FIA shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of its duties to the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of FIA's duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement. The Advisory Agreement provides that FIA may render services to others.

For its services, FIA receives an advisory fee at an annual rate of 0.05% of Government Portfolio's and Municipal Cash Portfolio's average daily net assets For services provided to Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio, FIA receives an advisory fee based upon the total average daily net assets of those Portfolios ("Total Portfolio Assets"). FIA's fee is calculated at an annual rate on a cumulative basis as follows: 0.06% of the first $200 million of Total Portfolio Assets, 0.04% of the next $300 million of Total Portfolio Assets, and 0.03% of the remaining Total Portfolio Assets.

Prior to January 15, 1996, Forum Advisors, Inc. acted as Daily Assets Government Fund's investment adviser under an investment advisory agreement with Forum Funds, Inc. Under that investment advisory agreement, Forum Advisors, Inc. received a fee at an annual rate of 0.20% of the average daily net assets of the Fund.

In addition to receiving an advisory fee from a Portfolio it advises, FIA may also act and be compensated as investment manager for its clients with respect to assets which are invested in the Portfolio. In some instances, FIA may elect to credit against any investment management fee received from a client who is also a shareholder in the Portfolio an amount equal to all or a portion of the fees received by FIA or any affiliate of FIA from the Portfolio with respect to the client's assets invested in the Portfolio.

The Trust has confirmed its obligation to pay all of its expenses, including: interest charges, taxes, brokerage fees and commissions; certain insurance premiums; fees, interest charges and expenses of the custodian, transfer agent and dividend disbursing agent; telecommunications expenses; auditing, legal and compliance expenses; costs of forming the trust and maintaining corporate existence; costs of preparing and printing the Trust's prospectuses, statements of additional information, account application forms and shareholder reports and delivering them to existing and prospective shareholders; costs of maintaining books of original entry for portfolio and fund accounting and other required books and accounts and of calculating the net asset value of shares of the Funds; costs of reproduction, stationery and supplies; compensation of Trustees, officers and employees of the Trust and costs of other personnel performing services for the Trust; costs of corporate meetings; SEC registration fees and related expenses; state securities laws registration fees and related expenses; and fees payable to an investment adviser under an investment advisory agreement.

Anthony R. Fischer, Jr., is primarily responsible for the day-to-day management of the Portfolios. Mr. Fischer was the sole stockholder, director and officer of Linden from 1992 until its acquisition by FIA. He has been primarily responsible for the day-to-day management of Treasury Cash Portfolio, Government Cash
Portfolio and Cash Portfolio since their inception. Mr. Fischer has over twenty-five years experience in the money market industry. From 1984 through 1989, Mr. Fischer served as Senior Vice President and Treasurer of United California Savings Bank, Santa Ana, California, and prior thereto, as a Manager for five years at PaineWebber Jackson & Curtis, New York, New York.

ADMINISTRATION

Table 2 in Appendix C shows the dollar amount of fees paid for administrative services by the Funds and the Portfolios. This information is provided for the past three years (or shorter time a Fund or Portfolio has been operational).

THE TRUST. Pursuant to an administration agreement (the "Trust Administration Agreement"), FAdS supervises the overall management of the Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the transfer agent and custodian and arranging for maintenance of books and records of the Trust) and provides the Trust with general office facilities. The Trust Administration Agreement may be terminated by either party without penalty on 60 days' written notice and may not be assigned except upon written consent by both parties. The Trust Administration Agreement also provides that FAdS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FAdS's duties or by reason of reckless disregard of its obligations and duties under the Trust Administration Agreement. Prior to June 19, 1997, FFSI provided administration services to the Trust.

FAdS provides persons satisfactory to the Board to serve as officers of the Trust. Those officers, as well as certain other employees and Trustees of the Trust, may be Trustees, officers or employees of (and persons providing services to the Trust may include) FAdS, FFSI, their affiliates or affiliates of FIA.

CORE TRUST. Pursuant to a management agreement with Core Trust (the "Core Trust Management Agreement"), FAdS supervises the overall management of Core Trust (which includes, among other responsibilities, negotiation of contracts and fees with, and monitoring of performance and billing of, the custodian and arranging for maintenance of books and records of Core Trust) and provides Core Trust with general office facilities. The Core Trust Management Agreement provides, with respect to the Portfolios, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the agreement is specifically approved at least annually by the Core Trust Board or by the interestholders of the Portfolios, and in either case by a majority of the Trustees who are not parties to the Core Trust Management Agreement or interested persons of any such party. Prior to November 15, 1997, FFSI provided administration services to Core Trust.

The Core Trust Management Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to the Portfolio by vote of a Portfolio's shareholders or by either party on 60 days' written notice. The Core Trust Management Agreement also provides that FAdS shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of Core Trust, except for willful misfeasance, bad faith or gross negligence in the performance of Forum's duties or by reason of reckless disregard of its obligations and duties under the Core Trust Management Agreement.

At the request of the Core Trust Board, FAdS provides persons satisfactory to the Core Trust Board to serve as officers of Core Trust.

DISTRIBUTION

FFSI was incorporated under the laws of the State of Delaware on February 7, 1986 and serves as distributor of shares of the Funds pursuant to a Distribution Agreement between FFSI and the Trust (the "Distribution Agreement"). The Distribution Agreement provides, with respect to each Fund, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided the Distribution Agreement is specifically approved at least annually by the Board or by the shareholders of the Fund, and in either case by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party.

The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty with respect to each Fund by vote of the Fund's shareholders or by either party on 60 days' written notice. The Distribution Agreement also provides that FFSI shall not be liable for any error of judgment or mistake of law or for any act or omission in the performance of services to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of FFSI's duties or by reason of reckless disregard of its obligations and duties under the Distribution Agreement.

With respect to any class that has adopted a distribution plan, the Distribution Agreement is also terminable upon similar notice by a majority of the Trustees who (i) are not interested persons of the Trust and (ii) have no direct or indirect financial interest in the operation of that distribution plan or in the Distribution Agreement ("Qualified Trustees").

FFSI acts as sole placement agent for interests in the Portfolios and receives no compensation for those services from the portfolios.

INVESTOR CLASS DISTRIBUTION PLAN. In accordance with Rule 12b-1 under the 1940 Act, with respect to the Investor Class of each Fund, the Trust adopted a distribution plan (the "Investor Class Plan") which provides for the payment to Forum of a Rule 12b-1 fee at the annual rate of 0.15% of the average daily net assets of the Investor class of each Fund as compensation for Forum's services as distributor.

The Investor Class Plan provides that all written agreements relating to that plan must be approved by the Board, including a majority of the Qualified Trustees. In addition, the Investor Class Plan (as well as the Distribution Agreement) requires the Trust and Forum to prepare and submit to the Board, at least quarterly, and the Board will review, written reports setting forth all amounts expended under the Investor Class Plan and identifying the activities for which those expenditures were made.

The Investor Class Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Qualified Trustees. The Investor Class Plan further provides that it may not be amended to increase materially the costs which may be borne by the Trust for distribution pursuant to the Investor Class Plan without shareholder approval and that other material amendments of the Investor Class Plan must be approved by the Qualified Trustees. The Investor Class Plan may be terminated at any time by the Board, by a majority of the Qualified Trustees, or by a Fund's Investor class shareholders.

Table 3 in Appendix C shows the dollar amount of fees payable under the Investor Class Plan with respect to each Fund. This information is provided for the past three years (or shorter time a Fund has been operational).

TRANSFER AGENT

FSS acts as transfer agent of the Trust pursuant to a transfer agency agreement with the Trust (the "Transfer Agency Agreement"). The Transfer Agency Agreement provides, with respect to the Funds, for an initial term of one year from its effective date and for its continuance in effect for successive twelve-month periods thereafter, provided that the Transfer Agency Agreement is specifically approved at least annually by the Board or by a vote of the shareholders of each Fund, and in either case by a majority of the Trustees who are not parties to the Transfer Agency Agreement or interested persons of any such party at a meeting called for the purpose of voting on the Transfer Agency Agreement.

Among the responsibilities of FSS as transfer agent for the Trust are: (1) answering customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Fund may be effected and certain other matters pertaining to each Fund; (2) assisting shareholders in initiating and changing account designations and addresses; (3) providing necessary personnel and facilities to establish and maintain shareholder accounts and records, assisting in processing purchase and redemption transactions and receiving wired funds; (4) transmitting and receiving funds in connection with customer orders to purchase or redeem shares; (5) verifying shareholder signatures in connection with changes in the registration of shareholder accounts; (6) furnishing periodic statements and confirmations of purchases and redemptions; (7) arranging for the transmission of proxy statements, annual reports, prospectuses and other communications from the Trust to its shareholders; (8) arranging for the receipt, tabulation and transmission to the Trust of proxies executed by shareholders with respect to meetings of shareholders of the Trust; and (9) providing such other related services as the Trust or a shareholder may reasonably request.

FSS or any sub-transfer agent or processing agent may also act and receive compensation as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of a Fund with respect to assets invested in that Fund. FSS or any sub-transfer agent or other processing agent may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust or from the Transfer Agent with respect to assets of those customers or clients invested in the Portfolio. FSS, FAdS or sub-transfer agents or processing agents retained by the FSS may be Processing Organizations (as defined in the Prospectus) and, in the case of sub-transfer agents or processing agents, may also be affiliated persons of FSS or FAdS.

For its services under the Transfer Agency Agreement, FSS receives an annual fee from each Fund of (i) 0.05% of each Fund's average daily net assets attributable to institutional Shares,0.10% of each Fund's average daily net assets attributable to institutional service shares and 0.25% of each Fund's average daily net assets attributable to Investor Shares (computed and paid monthly in arrears by the Fund), (ii) $12,000 per year (computed and paid monthly in arrears by the Fund) and (iii) Annual Shareholder Account Fees of $18 per shareholder account in Institutional Shares, Institutional Service Shares and Investor Shares (computed as of the last business day of the prior month).

Table 4 in Appendix C shows the dollar amount of fees paid for transfer agency services by the Funds. This information is provided for the past three years (or shorter time a Fund has been operational).

SHAREHOLDER SERVICE PLAN AND AGREEMENTS

The Trust has adopted a shareholder service plan ("Shareholder Service Plan") with respect to the Institutional Service class and the Investor class of each Fund which provides that FAdS may obtain the services of financial institutions to act as shareholder servicing agents for their customers invested in those classes. The Shareholder Service Plan was effective on November 15, 1997 for the Institutional Service class of those Funds then operating.

The Shareholder Service Plan provides that all written agreements relating to that plan must be approved by the Board, including a majority of the Qualified Trustees. In addition, the Shareholder Service Plan (as well as the various shareholder service agreements) requires the Trust and FAdS to prepare and submit to the Board, at least quarterly, and the Board will review written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.

The Shareholder Service Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board. The Shareholder Service Plan further provides material amendments of the plan must be approved by the Qualified Trustees. The Shareholder Service Plan may be terminated at any time by the Board or by a majority of the Qualified Trustees.

The Trust may enter into shareholder servicing agreements with various Shareholder Servicing Agents pursuant to which those agents, as agent for their customers, may agree among other things to: (i) answer shareholder inquiries regarding the manner in which purchases, exchanges and redemptions of shares of the Trust may be effected and other matters pertaining to the Trust's services;
(ii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iii) assist shareholders in arranging for processing purchase, exchange and redemption transactions; (iv) arrange for the wiring of funds; (v) guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts;
(vi) integrate  periodic  statements with other  shareholder  transactions;  and
(vii) provide such other related services as the shareholder may request.

As Participating Organizations, some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Trust's Prospectus, in addition to or different from those imposed by the Trust, such as requiring a minimum initial investment or by charging their customers a direct fee for their services. Some Shareholder Servicing Agents may also act and receive compensation for acting as custodian, investment manager, nominee, agent or fiduciary for its customers or clients who are shareholders of the Funds with respect to assets invested in the Funds. These Shareholder Servicing Agents may elect to credit against the fees payable to it by its clients or customers all or a portion of any fee received from the Trust with respect to assets of those customers or clients invested in the Funds.

Table 5 in Appendix C shows the dollar amount of fees paid under the Shareholder Service Plan with respect to Institutional Service Shares and Investor Shares of each Fund services by the Funds. This information is provided for the past three years (or shorter time a Fund has been operational).

FUND ACCOUNTING

Pursuant to a Fund Accounting Agreement, FAcS provides the Funds with accounting services, including the calculation of the Fund's net asset value. For these services, FAcS receives an annual fee of$36,000 per Fund plus surcharges depending on the amount and type of each Fund's portfolio transactions and positions. Pursuant to a Fund Accounting Agreement with Core Trust, FAcS also provides portfolio accounting services to each Portfolio, including the calculation of each Portfolio's net asset value. For these services, FAcS receives an annual fee of $48,000 per Portfolio plus surcharges depending upon the amount and type of thePortfolio's portfolio transactions and positions. The annual fee for each of the Treasury Cash Portfolio, Government Cash Portfolio and Cash Portfolio with up to five unitholders (excluding FAcS and its affiliates) is the lesser of 0.05% of the average daily net assets of the Portfolio or $48,000.

FAcS is required to use its best judgment and efforts in rendering fund accounting services and is not liable to Core Trust for any action or inaction in the absence of bad faith, willful misconduct or gross negligence. FAcS is not responsible or liable for any failure or delay in performance of its fund accounting obligations arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control and Core Trust has agreed to indemnify and hold harmless FAcS, its employees, agents, officers and directors against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising out of or in any way related to FAcS's actions taken or failures to act with respect to a Portfolio or based, if applicable, upon information, instructions or requests with respect to a Portfolio given or made to FAcS by an officer of the Trust duly authorized. This indemnification does not apply to FAcS actions taken or failures to act in cases of FAcS's own bad faith, willful misconduct or gross negligence.

Table 6 in Appendix C shows the dollar amount of fees paid for accounting services by the Funds and the Portfolios. This information is provided for the past three years (or shorter time a Fund or Portfolio has been operational).

FORUM FINANCIAL GROUP

FIA, FFSI, FSS and FAcS are members of the Forum Financial Group of Companies. Each of these companies are affiliated through the common control by John Y. Keffer.

                       7. DETERMINATION OF NET ASSET VALUE

The Funds do not determine net asset value on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving and Christmas. Purchases and redemptions are effected at the time of the next determination of net asset value following the receipt of any purchase or redemption order.

Pursuant to the rules of the SEC, both the Board and the Core Trust Board have established procedures to stabilize each Fund's and each Portfolio's, as applicable, net asset value at $1.00 per share. These procedures include a review of the extent of any deviation of net asset value per share as a result of fluctuating interest rates, based on available market rates, from each Fund's and Portfolio's, as applicable, $1.00 amortized cost price per share. Should that deviation exceed 1/2 of 1%, the Board and the Core Trust Board, respectively, will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations.

In determining the approximate market value of portfolio investments, the Portfolios may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value.

Each investor in a Portfolio, including the Funds, may add to or reduce its investment in that Portfolio on each business day of the Portfolios (which corresponds to Fund Business Days). The Portfolios maintain the same Business Days as do the Funds. As of the close of regular trading on any Fund Business Day, the value of a Fund's beneficial interest in a Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents the Fund's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions, which are to be effected as of the close of the Fund Business Day, are then effected. The Fund's percentage of the aggregate beneficial interests in the Portfolio are then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of the Fund's investment in the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the Fund's investment in the Portfolio effected as of that time, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of the Fund Business Day plus or minus, as the case may be, the amount of net additions to or reductions from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage determined is then applied to determine the value of the Fund's interest in the Portfolio as of the close of the next Fund Business Day.

                            8. PORTFOLIO TRANSACTIONS

Purchases and sales of portfolio securities for the Portfolio usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. Although Core Trust does not anticipate that the Portfolio will pay any amounts of commission, in the event the Portfolio pays brokerage commissions or other transaction-related compensation, the payments may be made to broker-dealers who pay expenses of the Portfolio that it would otherwise be obligated to pay itself. Any transaction for which the Portfolio pays transaction-related compensation will be effected at the best price and execution available, taking into account the amount of any payments made on behalf of the Portfolio by the broker-dealer effecting the transaction. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked prices.

Since each Fund's and Portfolio's inception, no brokerage fees were paid by any Fund (during those periods of the Funds invested directly in securities), nor any Portfolio.

Allocations of transactions to dealers and the frequency of transactions are determined for each Portfolio by FIA in its best judgment and in a manner deemed to be in the best interest of shareholders of that Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner and at the most favorable price available to the Portfolio.

Investment decisions for the Portfolios will be made independently from those for any other account or investment company that is or may in the future become managed by FIA or its respective affiliates. If, however, a Portfolio and other investment companies or accounts managed by FIA is contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for a Portfolio and for other investment companies managed by FIA occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

No portfolio transactions are executed with FIA or any of its affiliates.

                9. ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are sold on a continuous basis by the distributor without any sales charge.

In addition to the situations described in the Prospectus, the Trust may redeem shares involuntarily to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to a Fund's shares as provided in the Prospectus from time to time.

The Trust has filed a formal election with the SEC pursuant to which the Funds will only effect a redemption in portfolio securities in kind if a shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

The Funds may wire proceeds of redemptions to shareholders that have elected wire redemption privileges only if the wired amount is greater than $5,000. In addition, the Funds will only wire redemption proceeds to financial institutions located in the United States.

By use of the telephone redemption or exchange privilege, the shareholder authorizes FSS to act upon the instruction of any person representing himself to either be, or to have the authority to act on behalf of, the investor and believed by FSS to be genuine. The records of FSS of such instructions are binding.

FSS will deem a shareholder's account "lost" if correspondence to the shareholder's address of record is returned for six months, unless the Transfer Agent determines the shareholder's new address. When an account is deemed lost all distributions on the account will be reinvested in additional shares of the Fund. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to FSS will be reinvested and the checks will be canceled.

EXCHANGE PRIVILEGE

The exchange privilege permits shareholders of the Funds to exchange their shares for shares of any Participating Fund, which includes (i) the same class of the other Funds and (ii) any other mutual fund for which Forum or its affiliates act as investment adviser, manager or distributor and which participates in the Trust's exchange privilege program. The following table summarizes the current exchange opportunities associated with class of each shares of the Funds.

    Class of Shares                   Exchange Opportunities
    ---------------                   ----------------------

    Investor Shares                   Other Funds (Investor Shares)
                                      Other series of the Trust
                                      Sound Shore Fund, Inc.
                                      The CRM Funds (Investor Shares)
                                      The Cutler Trust
                                      Memorial Funds (Trust Shares)

    Institutional Shares              Other Funds (Institutional Shares)

    Institutional Service Shares      Other Funds (Institutional Service Shares)
                                      The CRM Funds (Institutional Shares)
                                      Memorial Funds (Institutional Shares)

Exchange transactions are made on the basis of relative net asset values per share at the time of the exchange transaction plus any applicable sales charge of the Participating Fund whose shares are acquired. Exchanges are accomplished by (i) a redemption of the shares of the Fund exchanged at the next determination of that Fund's net asset value after the exchange order in proper form (including any necessary supporting documents required by the Fund whose shares are being exchanged) is accepted by the Transfer Agent and (ii) a purchase of the shares of the fund acquired at the next determination of that fund's net asset value after (or occurring simultaneously with) the time of redemption.

Shares of any Participating Fund may be exchanged without a sales charge for shares of any Participating Fund that are offered without a sales charge. If the Participating Fund whose shares are purchased in the exchange transaction imposes a higher sales charge the shareholder will be required to pay the sales charge on the purchased shares. Shareholders are entitled to any reduced sales charges of the Participating Fund into which they are exchanging to the extent those reduced sales charges would be applicable to that shareholder's purchase of shares.

The Funds do not charge for the exchange privilege and there is currently no limit on the number of exchanges a shareholder may make, but each Fund reserves the right to limit excessive exchanges by any shareholder. A pattern of frequent exchanges may be deemed by the Transfer Agent to be contrary to the best interests of the Fund's other shareholders and, at the discretion of the Transfer Agent, may be limited by that Fund's refusal to accept additional exchanges from the investor.

The terms of the exchange privilege are subject to change, and the privilege may be terminated by any Participating Fund or the Trust. However the privilege will not be terminated, and no material change that restricts the availability of the privilege to shareholders will be implemented, without 60 days' advance notice to shareholders. No notice need be given of an amendment whose only material effect is to reduce amount of sales charge required to be paid on the exchange and no notice need be given if redemptions of shares of a Fund are suspended or a Fund temporarily delays or ceases the sale of its shares.

INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT

The Funds (other than Daily Assets Municipal Fund) offer an individual retirement plan (the "IRA") for individuals who wish to use shares of a Fund as a medium for funding individual retirement savings. Under the IRA, distributions of net investment income and capital gain will be automatically reinvested in the IRA established for the investor. The Funds' custodian furnishes custodial services to the IRAs for a service fee. Shareholders wishing to invest in a Fund through an IRA should contact the Transfer Agent for further information.

                                  10. TAXATION

Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, does not involve governmental supervision of management or investment practices or policies. The information set forth in the Prospectuses and the following discussion relate solely to Federal income taxes on distributions and other distributions by the Funds and assumes that the Funds each qualify for treatment as a regulated investment company. Investors should consult their own counsel for further details and for the application of Federal, state and local tax laws to the investor's particular situation.

In order to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code, a Fund must distribute to its shareholders for each taxable year at least 90% of its net investment income and must meet several additional requirements. Among these requirements are the following: (1) the Fund must derive at least 90% of its gross income each taxable year from distributions, interest, payments with respect to securities loans, gains from the sale or other disposition of securities and certain other income; (2) subject to certain exceptions, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, securities of investment companies, U.S. Government Securities and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) subject to certain exceptions, at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than securities of investment companies and U.S. Government Securities) of any one issuer.

The Funds expect to derive substantially all of their gross income (exclusive of capital gain) from sources other than dividends. Accordingly, it is expected that none of the Funds' dividends or distributions will qualify for the dividends-received deduction for corporations.

Distributions declared by the Fund in October, November, or December of any year and payable to shareholders of record on a date in such a month will be deemed to have been paid by the Fund and received by the shareholders on December 31 of the year declared if paid by the Fund during the following January.

                              11. OTHER INFORMATION

CUSTODIAN

Pursuant to a Custodian Agreement with Core Trust, BankBoston N.A., 100 Federal Street, Boston, Massachusetts 02106, acts as the custodian of Government Portfolio's assets. Pursuant to a Custodian Agreement with Core Trust, Imperial Trust Company, 201 North Figueroa Street, Suite 610, Los Angeles, California 90012, acts as the custodian of each other Portfolio's assets. The custodians' responsibilities include safeguarding and controlling the Portfolios cash and securities and determining income payable on and collecting interest on Portfolio investments.

COUNSEL

Legal matters in connection with the issuance of beneficial interest of the Trust are passed upon by Seward & Kissel, 1200 G Street, N.W., Washington, D.C. 20005.

AUDITORS

KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, independent auditors, acts as auditors for the Funds and as auditors for the Portfolios.

THE TRUST AND ITS SHARES

The Trust is a business trust organized under Delaware law. Delaware law provides that shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. The securities regulators of some states, however, have indicated that they and the courts in their state may decline to apply Delaware law on this point.

The Trust Instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust or the Trustees. The Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. FAdS believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument further provides that the Trustees shall not be liable to any person other than the Trust or its shareholders; moreover, the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

The Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any trustee when so requested in writing by the shareholders of record holding at least 10% of the Trust's outstanding shares.

Each series' capital consists of shares of beneficial interest. Shares are fully paid and nonassessable, except as set forth above with respect to Trustee and shareholder liability. Shareholders representing 10% or more of the Trust or a series may, as set forth in the Trust Instrument, call meetings of the Trust or series for any purpose related to the Trust or series, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any series may be terminated upon the sale of its assets to, or merger with, another open-end management investment company or series thereof, or upon liquidation and distribution of its assets. Generally such terminations must be approved by the vote of the holders of a majority of the outstanding shares of the Trust or the series; however, the Trustees may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation. If not so terminated or reorganized, the Trust and its series will continue indefinitely. Under the Trust Instrument, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to merge or consolidate into one or more trusts, partnerships or corporations or cause the Trust to be incorporated under Delaware law, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement.

FUND STRUCTURE

CORE AND GATEWAY. The Funds seek to achieve their objective by investing all of their investable assets in a separate portfolio of a registered, open-end management investment company with substantially the same investment objective and policies as the Fund. This "Core and Gateway" fund structure is an arrangement whereby one or more investment companies or other collective investment vehicles that share investment objectives -- but offer their shares through distinct distribution channels -- pool their assets by investing in a single investment company having substantially the same investment objective and policies (a "Core Portfolio"). This means that the only investment securities that will be held by a Fund will be the Fund's interest in the Core Portfolio. This structure permits other collective investment vehicles to invest collectively in a Core Portfolio, allowing for greater economies of scale in managing operations of the single Core Portfolio. The Board retains the right to withdraw a Fund's investments from a Core Portfolio at any time; the Fund would then resume investing directly in individual securities of other issuers or could re-invest all of its assets in another Core Portfolio.

FUND SHAREHOLDERS' VOTING RIGHTS. A Core Portfolio normally will not hold meetings of its investors except as required under the 1940 Act. As a shareholder in a Core Portfolio, a Fund is entitled to vote in proportion to its relative interest in the Core Portfolio. On any issue, a Fund will vote its shares in a Core Portfolio in proportion to the votes cast by its shareholders. If there are other investors in a Core Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by the Fund's shareholders will receive a majority of votes cast by all Core Portfolio shareholders. Generally, a Fund will hold a meeting of its shareholders to obtain instructions on how to vote its interest in a Core Portfolio when the Core Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, a Fund will not seek instructions from its shareholders with respect to (i) any proposal relating to a Core Portfolio that, if made with respect to the Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Core Portfolio that is identical to a proposal previously approved by the Fund's shareholders.

In addition to a vote to remove a trustee or change a fundamental policy, examples of matters that will require approval of shareholders of a Core Portfolio include, subject to applicable statutory and regulatory requirements: the election of trustees; approval of an investment advisory contract; the dissolution of a Core Portfolio; certain amendments of the organizational documents for the Core Portfolio; a merger, consolidation or sale of substantially all of a Core Portfolio's assets; or any additional matters required or authorized by the charter or trust instrument and by-laws of a Core Portfolio or any registration statement of a Core Portfolio, or as the directors or trustees of the Core Portfolio may consider desirable. The board of trustees of a Core Portfolio will typically reserve the power to change nonfundamental policies without prior shareholder approval.

CONSIDERATIONS OF INVESTING IN A PORTFOLIO. A Fund's investment in a Core Portfolio may be affected by the actions of other large investors in the Core Portfolio, if any. For example, if the Core Portfolio had a large investor other than the Fund that redeemed its interest in the Core Portfolio, the Core Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns. A Fund may withdraw its entire investment from the Core Portfolio at any time, if the Board determines that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if other investors in the Core Portfolio, by a vote of shareholders, changed the investment objective or policies of the Core Portfolio in a manner not acceptable to the Board. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Core Portfolio. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's portfolio. If the Fund decided to convert those securities to cash, it normally would incur transaction costs. If a Fund withdrew its investment from the Core Portfolio, the Board would consider what action might be taken, including the management of the Fund's assets in accordance with its investment objective and policies by FIA or the investment of all of the Fund's investable assets in another pooled investment entity having substantially the same investment objective as the Fund.

                            12. FINANCIAL STATEMENTS

AUGUST 31, 1997 ANNUAL REPORT

The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes Thereto of Daily Assets Government Fund (formerly known as Daily Assets Treasury Fund) and Daily Assets Cash Fund for the fiscal year ended August 31, 1997 and the Independent Auditors' Report thereon (included in the Annual Report to Shareholders), which are delivered along with this SAI, are incorporated herein by reference. Also incorporated by reference into this SAI are the Schedules of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, and notes thereto, of Government Portfolio (formerly known as Treasury Portfolio) and Cash Portfolio for the fiscal year ended August 31, 1997 and the Independent Auditors' Report thereon.

FEBRUARY 28, 1998 SEMI-ANNUAL REPORT

The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights and Notes Thereto of Daily Assets Government Fund (formerly known as Daily Assets Treasury Fund), Daily Assets Treasury Obligations Fund, Daily Assets Government Obligations Fund (formerly known as Daily Assets Government Fund) and Daily Assets Cash Fund for the semi-annual period ended February 28, 1998 (included in the Semi-Annual Report to Shareholders), which are delivered along with this SAI, are incorporated herein by reference. Also incorporated by reference into this SAI are the Schedules of Investments, Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets, and notes thereto, of Government Portfolio (formerly known as Treasury Portfolio) and Cash Portfolio for the semi-annual period ended February 28, 1998.

DAILY ASSETS MUNICIPAL FUND

As Daily Assets Municipal Fund and Municipal Cash Portfolio had not as of February 28, 1998 commenced operations, no financial statements will be available until after August 31, 1998.

                 APPENDIX A - DESCRIPTION OF SECURITIES RATINGS


CORPORATE BONDS

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"). Bonds which are rated Aaa are judged by Moody's to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Note: Those bonds in the Aa and A groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1 and A1.

STANDARD AND POOR'S CORPORATION ("S&P"). Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt rated in higher rated categories.

Note: The ratings for AA and A may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the rating category.

FITCH INVESTORS SERVICE, INC. ("FITCH"). AAA Bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, shorter-term debt of these issuers is generally rate F-1+.

A Bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA categories.

COMMERCIAL PAPER

MOODY'S INVESTORS SERVICE, INC. Moody's two highest ratings for short-term debt, including commercial paper, are Prime-1 and Prime-2. Both are judged investment grade, to indicate the relative repayment ability of rated issuers.

Issuers rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

            *  Leading market  positions in  well-established  industries.
            *  High rates of return on funds employed.
            * Conservative capitalization structure with moderate reliance on debt and ample asset protection.
            * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
            * Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

STANDARD AND POOR'S CORPORATION. S&P's two highest commercial paper ratings are A and B. Issues assigned an A rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. An A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation. The capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. A-3 issues have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

FITCH INVESTORS SERVICE, INC. Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ or F-1 ratings.

                      APPENDIX B - PERFORMANCE INFORMATION


For the seven day period ended August 31, 1997, the annualized yields of each of the classes of the Funds that were then operating were as follows:

                                                                                TAX EQUIVALENT      TAX EQUIVALENT
                                        CURRENT YIELD      EFFECTIVE YIELD      CURRENT YIELD      EFFECTIVE YIELD
DAILY ASSETS TREASURY
OBLIGATIONS FUND
     Investor Shares                          --                  --                  --                  --
     Institutional Service Shares             --                  --                  --                  --
     Institutional Shares                     --                  --                  --                  --
DAILY ASSETS GOVERNMENT FUND
     Investor Shares                          --                  --                  --                  --
     Institutional Service Shares           4.76%               4.87%                 --                  --
     Institutional Shares                     --                  --                  --                  --
DAILY ASSETS GOVERNMENT
OBLIGATIONS FUND
     Investor Shares                          --                  --                  --                  --
     Institutional Service Shares             --                  --                  --                  --
     Institutional Shares                     --                  --                  --                  --
DAILY ASSETS CASH FUND
     Investor Shares                          --                  --                  --                  --
     Institutional Service Shares           5.19%               5.33%                 --                  --
     Institutional Shares                     --                  --                  --                  --
DAILY ASSETS MUNICIPAL FUND
     Investor Shares                          --                  --                  --                  --
     Institutional Service Shares             --                  --                  --                  --
     Institutional Shares                     --                  --                  --                  --

As of August 31, 1997, there were no outstanding Institutional Shares, Investor Shares or Institutional Service Shares of each Fund other than Daily Assets Government Fund and Daily Assets Cash Fund.

                        APPENDIX C- MISCELLANEOUS TABLES


                     TABLE 1 - INVESTMENT ADVISORY FEES ($)

                                                              GROSS FEE           FEE WAIVED         NET FEE PAID
TREASURY CASH PORTFOLIO
     Year ended August 31, 1997                                                       0
     Year ended August 31, 1996                                  12,930               0                 12,930
GOVERNMENT PORTFOLIO
     Period ended August 31, 1997                                 9,064               0                  9,064
     Year ended March 31, 1997                                   20,637               0                 20,637
     Year ended March 31, 1996                                   69,466               0                 69,466
     Year ended March 31, 1995                                   59,382          53,382                  6,000
GOVERNMENT CASH PORTFOLIO
     Year ended August 31, 1997                                 196,857               0                196,857
     Year ended August 31, 1996                                 156,552               0                156,552
CASH PORTFOLIO
     Year ended August 31, 1997                                  72,872               0                 72,872
     Year ended August 31, 1996                                  38,083               0                 38,083
MUNICIPAL CASH PORTFOLIO
     Year ended August 31, 1997                                   --                 --                     --

                        TABLE 2 - ADMINISTRATION FEES ($)

                                                              GROSS FEE           FEE WAIVED         NET FEE PAID
TREASURY CASH PORTFOLIO
     Year ended August 31, 1997                                 24,287             14,346                9,941
     Year ended August 31, 1996                                 19,198              9,307                9,891
GOVERNMENT PORTFOLIO
     Period ended August 31, 1997                               18,128             18,128                    0
     Year ended March 31, 1997                                  41,274             41,274                    0
     Year ended March 31, 1996(1)
GOVERNMENT CASH PORTFOLIO
     Year ended August 31, 1997                                252,821                  0              252,821
     Year ended August 31, 1996                                230,547            104,558              125,989
CASH PORTFOLIO
     Year ended August 31, 1997                                 92,652              7,621               85,031
     Year ended August 31, 1996                                 56,125              3,719               52,406
MUNICIPAL CASH PORTFOLIO
     Year ended August 31, 1997                                   --                  --                   --

DAILY ASSETS TREASURY OBLIGATIONS FUND
     Year ended August 31, 1997                                   --                  --                   --
DAILY ASSETS GOVERNMENT FUND
     Period ended August 31, 1997                               18,123                  0               18,123
     Year ended March 31, 1997                                  41,232              7,453               33,779
     Year ended March 31, 1996
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
     Year ended August 31, 1997                                   --                  --                   --
DAILY ASSETS CASH FUND
     Year ended August 31, 1997                                  7,453              7,453                    0
DAILY ASSETS MUNICIPAL FUND
     Year ended August 31, 1997                                   --                  --                   --

                  TABLE 3 - INVESTOR SHARES RULE 12B-1 FEES ($)

                                                              GROSS FEE           FEE WAIVED         NET FEE PAID
DAILY ASSETS TREASURY OBLIGATIONS FUND
     Year ended August 31, 1997                                   --                  --                  --
DAILY ASSETS GOVERNMENT FUND
     Period ended August 31, 1997                                 --                  --                  --
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
     Year ended August 31, 1997                                   --                  --                  --
DAILY ASSETS CASH FUND
     Period ended August 31, 1997                                 --                  --                  --
DAILY ASSETS MUNICIPAL FUND
     Year ended August 31, 1997                                   --                  --                  --

For the fiscal year ended August 31, 1997, no Investor Shares were outstanding and, accordingly, no fees were payable under the Investor Class Plan.

                       TABLE 4 - TRANSFER AGENCY FEES ($)

                                                              GROSS FEE           FEE WAIVED         NET FEE PAID
DAILY ASSETS TREASURY OBLIGATIONS FUND
Institutional Service Shares
     Year ended August 31, 1997                                       --             --                  --
DAILY ASSETS GOVERNMENT FUND
Institutional Service Shares
     Period ended August 31, 1997                                 50,810              44,054             6,756
     Year ended March 31, 1997                                   116,051             101,485            14,566
     Year ended March 31, 1996                                   110,792              96,881            13,911
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
Institutional Service Shares
     Year ended August 31, 1997                                   --                 --                  --
DAILY ASSETS CASH FUND
Institutional Service Shares
     Period ended August 31, 1997                                 29,772              17,766            12,006
DAILY ASSETS MUNICIPAL FUND
Institutional Service Shares
     Year ended August 31, 1997                                    --                --                  --

As of August 31, 1997, there were no outstanding Institutional Shares, Investor Shares or Institutional Service Shares of each Fund other than Daily Assets Government Fund and Daily Assets Cash Fund.

                     TABLE 5 - SHAREHOLDER SERVICE FEES ($)

                                                              GROSS FEE           FEE WAIVED         NET FEE PAID
DAILY ASSETS TREASURY OBLIGATIONS FUND
Institutional Service Shares
     Year ended August 31, 1997                                   --                  --                  --
Investor Shares
     Period ended August 31, 1997                                 --                  --                  --
DAILY ASSETS GOVERNMENT FUND
Institutional Service Shares
     Period ended August 31, 1997                                 --                  --                  --
Investor Shares
     Period ended August 31, 1997                                 --                  --                  --
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
Institutional Service Shares
     Year ended August 31, 1997                                   --                  --                  --
Investor Shares
     Period ended August 31, 1997                                 --                  --                  --
DAILY ASSETS CASH FUND
Institutional Service Shares
     Year ended August 31, 1997                                   --                  --                  --
Investor Shares
     Period ended August 31, 1997                                 --                  --                  --
DAILY ASSETS MUNICIPAL FUND
Institutional Service Shares
     Year ended August 31, 1997                                   --                  --                  --
Investor Shares
     Period ended August 31, 1997                                 --                  --                  --

As of August 31, 1997, there were no outstanding Investor Shares and no effective Shareholder Plan with respect to Institutional Service Shares of any Fund.

                       TABLE 6 - FUND ACCOUNTING FEES ($)

                                                              GROSS FEE           FEE WAIVED         NET FEE PAID
TREASURY CASH PORTFOLIO
     Year ended August 31, 1997                                  24,279                    0            24,279
     Year ended August 31, 1996                                  28,518               19,955             8,563
GOVERNMENT PORTFOLIO
     Period ended August 31, 1997                                20,000                    0            20,000
     Year ended March 31, 1997                                   48,000                    0            48,000
     Year ended March 31, 1996(1)
GOVERNMENT CASH PORTFOLIO
     Year ended August 31, 1997                                  48,000                    0            48,000
     Year ended August 31, 1996                                  42,000                    0            42,000
CASH PORTFOLIO
     Year ended August 31, 1997                                  48,000                    0            48,000
     Year ended August 31, 1996                                  42,000               14,957            27,043
MUNICIPAL CASH PORTFOLIO
     Year ended August 31, 1997                                    --                   --                --
DAILY ASSETS TREASURY OBLIGATIONS FUND
     Year ended August 31, 1997                                    --                   --                --
DAILY ASSETS GOVERNMENT FUND
     Period ended August 31, 1997                                 5,000                    0             5,000
     Year ended March 31, 1997                                   12,000                    0            12,000
     Year ended March 31, 1996
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
     Year ended August 31, 1997                                    --                   --                --
DAILY ASSETS CASH FUND
     Year ended August 31, 1997
DAILY ASSETS MUNICIPAL FUND
     Year ended August 31, 1997                                    --                   --                --

                            TABLE 7 - 5% SHAREHOLDERS

As of May 1, 1998, the officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund. Also as of that date, the following table lists the persons who owned of record 5% or more of the outstanding shares of a class of shares, as well as their percentage holding of all shares of the Fund

                                                                 PERCENTAGE OF SHARES        PERCENTAGE OF SHARES
                                                                    OF CLASS OWNED              OF FUND OWNED
DAILY ASSETS TREASURY OBLIGATIONS FUND
Investor Shares
     Forum Administrative Services, LLC                                 100.00                       0.00
     Two Portland Square, Portland, ME 04101
Institutional Shares
     Babb & Co., C/O Bank of New Hampshire                               99.90                      96.97
     P.O. Box 477, Concord, NH 03302
Institutional Service Shares
     Allagash & Co., C/O Bank of New Hampshire                          100.00                       2.93
     P.O. Box 477, Concord, NH 03302
DAILY ASSETS GOVERNMENT FUND
Institutional Shares
     Forum Financing                                                    100.00                       0.00
     Two Portland Square, Portland, ME 04101
Institutional Service Shares
     H.M. Payson & Co. Custody Account                                   54.07                      54.07
     P.O. Box 31, Portland, ME 04112
     H.M. Payson & Co. Custody Account                                   25.71                      25.71
     P.O. Box 31, Portland, ME 04112
DAILY ASSETS GOVERNMENT OBLIGATIONS FUND
Investor Shares
     Forum Administrative Services, LLC                                 100.00                       0.00
     Two Portland Square, Portland, ME 04101
Institutional Shares
     Allagash & Co., C/O Bank of New Hampshire                           61.79                      61.77
     P.O. Box 477, Concord, NH 03302
     Babb & Co., C/O Bank of New Hampshire                               38.21                      38.20
     P.O. Box 477, Concord, NH 03302
Institutional Service Shares
     Mike Stone, C/O Peoples Heritage Bank                               99.85                       0.03
     P.O. Box 9540, Portland, ME04112
DAILY ASSETS CASH FUND
Investor Shares
     Forum Administrative Services, LLC                                 100.00                       0.00
     Two Portland Square, Portland, ME 04101
Institutional Shares                                                    100.00                      34.66
     Allagash & Co., C/O Bank of New Hampshire
     P.O. Box 477, Concord, NH 03302
Institutional Service Shares
     H.M. Payson & Co. Custody Account                                   58.43                      38.17
     P.O. Box 31, Portland, ME 04112
     H.M. Payson & Co. Trust Account                                     37.29                      24.36
     P.O. Box 31, Portland, ME 04112

                  APPENDIX D- ADDITIONAL ADVERTISING MATERIALS

TEXT OF PEOPLES HERITAGE NEWS RELEASE

Peoples Heritage Financial Group, Inc. (NASDAQ:PHBK) announced today that it has formed an alliance with a major mutual fund provider and an investment advisory firm to expand its mutual fund offerings. The alliance with Forum Financial Group and H.M. Payson & Company will result in 18 funds, including the unique Maine Municipal Bond Fund and New Hampshire Bond Fund, being offered through the branches of Peoples' affiliate banks in Maine, New Hampshire and northern Massachusetts and the Company's trust and investment subsidiaries

'There is no secret to where financial services are moving, under one roof," said William J. Ryan, Chairman, President and Chief Executive Officer of Peoples Heritage. "One only has to watch the virtually daily announcements of consolidations in the financial sector to understand that customers are demanding and receiving 'one-stop' financial services.

"We think we are adding the additional competitive advantage of funds that are managed and administered close to home."

Eighteen Forum funds will be offered including two Payson funds. The tax-free Maine and New Hampshire state bond funds are the only two such funds available and usually invest 80% of total assets in municipal securities. Other funds being provided by the alliance include money market, fixed income and equity funds.

Forum Financial, based in Portland, Maine since 1987, administers 146 funds with more than $36 billion in assets. Forum manages mutual funds for independent investment advisors such as Payson and for banks. Forum Investment Advisors, LLC an affiliate, is the largest Maine-based investment advisor with approximately $1.7 billion in fund assets under management.

"We are providing a great product set to the customers served by Peoples' nearly 200 branches in northern New England," said John Y. Keffer, Forum Financial president, "The key today is to link a wide variety of investment options with convergent, easy access for customers. I believe this alliance does just that."

H.M. Payson & Co., founded in 1854, is one of the nation's oldest investment firms with nearly $1 billion in assets under management and $300 million in non-managed custodial accounts. The Payson value Fund and Payson Balanced Fund are among the 18 offerings.

"I believe we have all the ingredients of a tremendous alliance," said John Walker, Payson president and managing director. "We have the region's premier community banking company, a community-based investment advisor, and a local mutual fund company that operates nationally and specializes in working with banks. We are poised to provide solid investment performance and service."

Peoples Heritage Financial Group is a $10 billion multi-state bank and financial services holding company headquartered in Portland, Maine. Its Maine banking affiliate, Peoples Heritage Bank, has the state's leading deposit market share. Its New Hampshire banking affiliate, Bank of New Hampshire, has the state's leading deposit market share. Family Bank, the Company's Massachusetts banking subsidiary, has the state's tenth largest deposit market share and the leading market share in many of the northern Massachusetts communities it serves. Peoples affiliate banks also operate subsidiaries in leasing, trust and investment services and insurance.

FORUM FINANCIAL GROUP:
----------------------

Headquarters:  Two Portland Square, Portland, Maine 04101
President:  John Y. Keffer
Offices:  Portland, Seattle, Warsaw, Bermuda
*Established  in 1986 to  administer  mutual  funds for  independent  investment advisors and banks
*Among the nation's largest  third-party fund  administrators
*Uses proprietary in-house systems and custom programming capabilities
         *ADMINISTRATION AND DISTRIBUTION  SERVICES:  Regulatory,  compliance, expense  accounting,  budgeting for  all funds
         *FUND ACCOUNTING SERVICES:  Portfolio valuation, accounting, dividend declaration, and tax advice
         *SHAREHOLDER  SERVICES:  Preparation  of  statements,  distribution support,  inquiries and processing of  trades
*CLIENT ASSETS UNDER ADMINISTRATION AND DISTRIBUTION:  $36.9 billion
*CLIENT ASSETS PROCESSED BY FUND ACCOUNTING:  $47.6 billion
*CLIENT FUNDS UNDER ADMINISTRATION AND DISTRIBUTION:  146 mutual funds with 219 share classes
*INTERNATIONAL VENTURES:
         Joint  venture  with Bank  Handlowy in Warsaw,  Poland,  using  Forum's
         proprietary   transfer  agency  and  distribution   systems
         Off-shore investment fund administration, using Bermuda as Forum's center of operations
*FORUM EMPLOYEES:  United States -198, Poland - 61, Bermuda - 3

FORUM CONTACTS:

Mark Kaplan, Managing Director and Portfolio Manager, Forum Investment Advisors, LLC,
(207) 879-1900 X 6123
Tony Santaniello, Director of Marketing, (207) 879-1900 X 6175

H.M. PAYSON & CO.:
------------------

Headquarters:  One Portland Square, Portland, Maine
President and Managing Director: John Walker
Quality investment services and conservative wealth management since 1854 *Assets under Management: $1 Billion
*Custody Income Assets: $300 Million
*Client Base: 85% individuals; 15% institutional
*Owned by 11 shareholders; 11 managing directors
*Payson Balanced Fund and Payson Value Fund  (administrative  and shareholder services provided by Forum Financial Group)
*Employees: 45

H.M. PAYSON & CO. CONTACT:
Joel Harris, Portfolio/Marketing Coordinator, (207) 772-3761

TEXT OF FORUM BROCHURE

In connection with its advertisements, a Fund may provide a description of the Fund's investment adviser and its affiliates, which are service providers to the Fund. Text which is currently in use is set forth below.

"FORUM FINANCIAL GROUP OF COMPANIES

Forum Financial Group of Companies represent more than a decade of diversified experience with every aspect of mutual funds. The Forum Family of Funds has benefited from the informed, sharply focused perspective on mutual funds that experience makes possible.

The Forum Family of Funds has been created and managed by affiliated companies of Portland-based Forum Financial Group, among the nation's largest mutual fund administrators providing clients with a full line of services for every type of mutual fund.

The Forum Family of Funds is designed to give investment representatives and investors a broad choice of carefully structured and diversified portfolios, portfolios that can satisfy a wide variety of immediate as well as long-term investment goals.

Forum Financial Group has developed its "brand name" family of mutual funds and has made them available to the investment public and to institutions on both the national and regional levels.

For more than a decade Forum has had direct experience with mutual funds from a different perspective, a perspective made possible by Forum's position as a leading designer and full-service administrator and manager of mutual funds of all types.

Today Forum Financial Group administers and provides services for over 120 mutual funds for 17 different fund managers, with more than $30 billion in client assets. Forum has its headquarters in Portland, Maine, and has offices in Seattle, Bermuda, and Warsaw, Poland. In a joint venture with Bank Handlowy, the largest and oldest commercial bank in Poland, Forum operates the only independent transfer agent and mutual fund accounting business in Poland. Forum directs an off-shore and hedge fund administration business through its Bermuda office. It employs more than 230 professionals worldwide.

From the beginning, Forum developed a plan of action that was effective with both start- up funds, and funds that needed restructuring and improved services in order to live up to their potential. The success of its innovative approach is evident in Forum's growth rate over the years, a growth rate that has consistently outstripped that of the mutual fund industry as a whole, as well as that of the fund service outsource industry.

Forum has worked with both domestic and international mutual fund sponsors, designing unique mutual fund structures, positioning new funds within the sponsors' own corporate planning and targeted markets.

Forum's staff of experienced lawyers, many of whom have been associated with the Securities and Exchange Commission, have been available to work with fund sponsors to customize fund components and to evaluate the potential of various fund structures.

Forum has introduced fund sponsors to its unique proprietary Core and Gateway(R) partnership, helping them to take advantage of this full-service master/feeder structure.

Fund sponsors understand that even the most efficiently and creatively designed fund can disappoint shareholders if it is inadequately serviced. That is the reason why fund sponsors have relied on Forum to meet all of a fund's complex compliance, regulatory, and filing needs.

Forum's full service commitment includes providing state-of- the-art accounting support (Forum has 8 CPAs on staff, as well as senior accountants who have been associated with Big 6 accounting firms). Forum's proprietary accounting system is continually upgraded and can provide custom-built modules to satisfy a fund's specific requirements. This service is joined with transfer agency and shareholder service groups that draw their strength both from the high caliber of the people staffing each unit and from Forum's advanced technology support system.

More than a decade of experience with mutual funds has given Forum practical hands-on experience and knowledge of how mutual funds function "from the inside out."

Forum has put that experience to work by creating the Forum Family of Funds, a family where each member is designed and positioned for your best investment advantage, and where each fund is serviced with the utmost attention to the delivery of timely, accurate, and comprehensive shareholder information.

INVESTMENT ADVISERS

Forum Investment Advisors, LLC offers the services of portfolio managers with the highest qualifications--because without such direction, a comprehensive and goal-oriented investment program and ongoing investment strategy are not possible. Serving as portfolio managers for the Forum Family of Funds are individuals with decades of experience with some of the country's major financial institutions.

Individual funds in the Forum Family of Funds invest in portfolios that have as their investment adviser nationally recognized institutions, including Schroder Capital Management International, Inc., a major figure in worldwide mutual funds that, with its affiliates, managed over $175 billion as of September 30, 1997.

Forum Funds are also managed by the portfolio managers of H.M. Payson & Co., founded in Portland, Maine in 1854 and one of the oldest investment firms in the country. Payson has approximately $1 billion in assets under management, with clients that include pension plans, endowment funds, and institutional and individual accounts.

FORUM INVESTMENT ADVISORS, LLC

Forum Investment Advisors, LLC is the largest Maine based investment adviser with approximately $1.4 billion in assets under management. The portfolio managers have decades of combined experience in a cross section of the country's financial markets. The managers have specific, day-to-day experience in the asset class portfolios they manage, bringing critical focus to meeting each fund's explicit investment objectives. The portfolio managers have been involved in investing the assets of large insurance companies, banks, pension plans, individuals, and of course mutual funds. Forum Investment Advisors, LLC has a staff of analysts and investment administrators to meet the demands of serving shareholders in our funds.

FORUM FAMILY OF FUNDS

It has been said that mutual fund investment offerings--of which there are nearly 10,000, with assets spread across stock, bond, and money market funds worth more than $4 trillion--come in a rainbow of varieties. A better description would be a "spectrum" of varieties, the spectrum graded from green through amber and on to red. In simpler terms, from low risk investments, through moderate to high risk. The lower the risk, the lower the possible reward -- the higher the risk, the higher the potential reward.

The Forum Family of Funds provides conservative investment opportunities that reduce the risk of loss of capital, using underlying money market investments U.S. Government securities (although the shares of the Forum Funds are neither insured nor guaranteed by the U.S. Government or its agencies), thus cushioning the investment against market volatility. These funds offer regular income, ready access to your money, and flexibility to buy or sell at any time.

In the less conservative but still not aggressive category are funds in the Forum Family that seek to provide steady income and, in certain cases, tax-free earnings. Such investments provide important diversification to an investment portfolio.

Growth funds in the Forum Family more aggressively pursue a high return at the risk of market volatility. These funds include domestic and international stock mutual funds."